UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2005
SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-26887	77-0396307

(Commission	(IRS Employer
File Number)	Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)
(408) 616-4000

(Registrant’s telephone number)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On October 12, 2005, Silicon Image, Inc. (the “Registrant”) filed a Current Report on Form 8-K under Item 5.02 (the “Form 8-K”) to report the appointment of William George to the Registrant’s Board of Directors (the “Board”). This Form 8-K/A is filed as an amendment to the Form 8-K to disclose information that was not determined at the time the Form 8-K was filed.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     (d)     On December 13, 2005, the Board appointed William George to the Compensation Committee of the Board effective as of such date.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON IMAGE, INC.
Date: December 19, 2005	By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer